UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2005

Commission File Number	Registrant, State of Incorporation Address and Telephone Number	I.R.S. Employer Identification No.
333-42427	J. CREW GROUP, INC. (Incorporated in Delaware) 770 Broadway New York, New York 10003 Telephone: (212) 209-2500	22-2894486

333-42423	J. CREW OPERATING CORP. (Incorporated in Delaware) 770 Broadway New York, New York 10003 Telephone: (212) 209-2500	22-3540930

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The purpose of this Current Report on Form 8-K/A is to amend the Current Report on Form 8-K of J. Crew Group, Inc., a Delaware corporation (“Parent”), filed on October 14, 2005, by including the correct Commission File Number on the cover page thereto. In addition, Parent’s state of incorporation in the EDGAR filing system has been corrected from New York to Delaware pursuant to the reincorporation described in Item 8.01 below. The contents of the remainder of this 8-K/A are identical to the contents of the Form 8-K of Parent filed on October 14, 2005.

Item 1.01. Entry into Material Definitive Agreements

On October 10, 2005, J. Crew Group, Inc., a New York corporation (“Old Parent”), J. Crew Operating Corp. (“Operating”), J. Crew Intermediate LLC (“Intermediate”), certain of their subsidiaries, Wachovia Bank, National Association, as administrative agent and collateral agent, and certain other lenders party thereto entered into Amendment No. 1 to Amended and Restated Loan and Security Agreement, dated as of the same date (“Amendment No. 1”) whereby consent was granted to the formation of J. Crew Group, Inc., a Delaware corporation (“Parent”), (See Item 8.01 below) and the subsequent mergers of Old Parent with and into Parent and of Intermediate with and into Parent as described further in Item 1.01 if this Current Report on Form 8-K. Amendment No. 1 is attached as Exhibit 4.1 hereto.

On October 11, 2005, Parent and Old Parent, the predecessor of Parent, entered into an Agreement and Plan of Merger, dated as of the same date (the “Plan of Merger”) whereby Old Parent merged with and into Parent with Parent as the surviving corporation. Pursuant to its terms, the Plan of Merger became effective on October 11, 2005 with Parent succeeding Old Parent and Old Parent ceasing to exist. The Plan of Merger is attached as Exhibit 10.1 hereto.

On October 11, 2005, Intermediate and Parent entered into an Agreement of Merger, dated as of the same date (the “Merger Agreement”) whereby Intermediate merged with and into Parent with Parent as the surviving corporation. Pursuant to its terms, the Merger Agreement became effective on October 11, 2005 with Parent succeeding Intermediate and Intermediate ceasing to exist. The Merger Agreement is attached as Exhibit 10.2 hereto.

Item 8.01. Other Events

On October 11, 2005, pursuant to a corporate restructuring, Old Parent incorporated Parent as a Delaware corporation, adopted the By-laws of Parent and appointed the Board of Directors of Old Parent as the Board of Directors of Parent. A copy of the Certificate of Incorporation of Parent is filed as Exhibit 3.1 to the Old Parent’s Amendment No. 2 to Registration Statement on Form S-1 filed on October 11, 2005 and incorporated by reference as Exhibit 3.1 hereto. The By-laws of Parent are attached hereto as Exhibit 3.2. Subsequently, Parent and Old Parent executed the Plan of Merger and Parent and Intermediate executed the Merger Agreement (See Item 1.01 above).

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Item 9.01 Financial Statements and Exhibits

(c)

3.1	Certificate of Incorporation of Parent. Incorporated by reference to Exhibit 3.1 to the Old Parent’s Amendment No. 2 to Registration Statement on Form S-1 filed on October 11, 2005.
3.2	By-laws of Parent.
4.1	Amendment No. 1 to Amended and Restated Loan and Security Agreement, dated as of October 10,2005.
10.1	Agreement and Plan of Merger between Parent and Old Parent, dated as of October 11, 2005.
10.2	Agreement of Merger between Parent and Intermediate, dated as of October 11, 2005.

The information in this Current Report is being furnished under Items 1.01, 8.01 and 9.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.

Certain statements herein are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect the current expectations or beliefs of Parent and Operating (collectively, the “Company”) concerning future events and actual results of operations may differ materially from historical results or current expectations. Any such forward-looking statements are subject to various risks and uncertainties, including the strength of the economy, changes in the overall level of consumer spending or preferences in apparel, the performance of the Company’s products within the prevailing retail environment, trade restrictions, political or financial instability in countries where the Company’s goods are manufactured, postal rate increases, paper and printing costs, availability of suitable store locations at appropriate terms and other factors which are set forth in the Company’s Annual Report on Form 10-K for the period ended January 31, 2005 (the “Form 10-K”) and in all filings with the Securities and Exchange Commission made by the Company subsequent to the filing of the Form 10-K. The Company does not undertake to publicly update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. CREW GROUP, INC.
J. CREW OPERATING CORP.

By	/s/ James S. Scully
Name:	James S. Scully
Title:	Executive Vice-President and Chief Financial Officer

Date: October 17, 2005

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